UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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First Security Bancorp, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FIRST SECURITY BANCORP, INC.
318 East Main Street
Lexington, Kentucky 40507

Notice of Annual Meeting of Shareholders
to be held May 18, 2004

        The Annual Meeting of Shareholders of First Security Bancorp, Inc. will be held in the Meeting Room of the SpringHill Suites, 863 South Broadway, Lexington, Kentucky 40504 on Tuesday, May 18, 2004 at 10:00 a.m., local time, for the purposes of considering and acting upon the following:

1.	Election of six (6) Directors for three-year terms; and

2.	Transaction of such other business as may properly come before the Annual Meeting and all adjournments thereof.

        Only shareholders of record at the close of business on the record date, April 1, 2004, will be entitled to receive notice of and to vote at the Annual Meeting, or any adjournment thereof.

        It is desirable that as many shareholders as possible be represented at the Annual Meeting. Consequently, whether or not you now expect to be present, please date, sign and return the accompanying form of proxy which is solicited by the Board of Directors of the Company and which will be voted as indicated in the accompanying proxy statement and form of proxy. A return envelope is provided which requires no postage. You may revoke the proxy at any time before the authority therein is exercised in the manner described in the accompanying proxy statement.

By Order of the Board of Directors
John G. Sullivan Secretary/Treasurer

Lexington, Kentucky
April 15, 2004

Your Vote Is Important

        Please date, sign and promptly return the enclosed proxy in the accompanying postage pre-paid envelope.

FIRST SECURITY BANCORP, INC.
318 East Main Street
Lexington, Kentucky 40507
(859) 367-3700

Proxy Statement
for
Annual Meeting of Shareholders
May 18, 2004

INTRODUCTION

General

        This proxy statement is furnished in connection with the solicitation by the Board of Directors of First Security Bancorp, Inc. (the “Company”) of proxies in the accompanying form for the 2004 Annual Meeting of Shareholders (the “Meeting”). The Meeting will be held in the Meeting Room of the SpringHill Suites, 863 South Broadway, Lexington, Kentucky, on Tuesday, May 18, 2004 at 10:00 a.m., local time. The persons named as proxies in the accompanying form of proxy, Dennis R. Anderson and Robert J. Rosenstein, have been designated as proxies by the Board of Directors.

        Only shareholders of record at the close of business on the Meeting record date, April 1, 2004, will be entitled to receive notice of and to vote at the Meeting. On April 1, 2004 there were 1,558,690 shares of Company common stock issued, outstanding and entitled to vote.

        This proxy statement and the accompanying form of proxy are first being sent to shareholders on or about April 15, 2004. The Annual Report for the Company for the year 2003 on Form 10-K, including financial statements, has been mailed to all shareholders with this proxy statement. Such Annual Report and financial statements are not a part of this proxy statement.

        The Company is a bank holding company whose principal asset is First Security Bank of Lexington, Inc. (“First Security Bank”).

Voting

        Voting rights are vested exclusively in the holders of shares of Company common stock. The presence at the Meeting, in person or by proxy, of the holders of Company common stock representing a majority of the outstanding shares of Company common stock will constitute a quorum.

        A shareholder is entitled to one vote per share of Company common stock owned on each matter coming before the Meeting. Directors are elected by a plurality of the votes cast at the Meeting. The six nominees receiving the largest number of votes will be elected as Directors.

        Abstentions will be counted for purposes of determining the presence of a quorum at the Meeting. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the vote for the election of directors. A broker non-vote occurs when a broker or nominee who holds shares in “street name” cannot vote on a particular matter without instructions from the beneficial owner and no instructions have been received.

        Shareholders may vote at the Meeting in person or by proxy. A shareholder may vote by proxy by signing, dating and returning the enclosed form of proxy before the Meeting. If a proxy in the accompanying form is properly executed and returned to the Company and not revoked, the shares represented by the proxy will be voted in accordance with the instructions set forth on the proxy. If no instructions are given, the shares represented will be voted for the director nominees as described in this proxy statement.

        Any person executing the accompanying form of proxy may revoke it prior to the voting at the Meeting by giving written notice of revocation to the Secretary of the Company, John G. Sullivan, by filing a proxy bearing a later date with the Secretary, or by attending the Meeting and voting his or her shares in person.

        Directors, officers and employees of the Company may solicit proxies by mail, in person, or by telephone or facsimile. They will receive no additional compensation for such services. The Company may make arrangements with brokerage firms and other custodians, nominees and fiduciaries, if any, for the forwarding of solicitation materials to the beneficial owners of Company common stock held of record by such persons. The Company will reimburse any such brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them for such services. The Company will bear all expenses associated with the solicitation of proxies and other expenses associated with the Meeting.

ITEM 1.

ELECTION OF DIRECTORS

        In accordance with the Company’s Articles of Incorporation, the Board of Directors is classified into three classes as nearly equal in number as the then total number of Directors constituting the whole Board permits. The directors in each class serve for a three year term, with one class elected annually. The term of those Directors listed below as Class III Directors expires at the Meeting and this Class contains the nominees to be elected to serve until the Annual Meeting of Shareholders in 2007.

        The Board of Directors intends to nominate for election as Class III Directors the six (6) persons listed below, all of whom are presently serving as Class III Directors of the Company. Unless otherwise directed, the accompanying proxy, when executed and returned by a shareholder, will be voted for the election of all nominees named. If any of them is unable or unwilling to stand for election at the time of the Meeting, the proxies will be voted for such substitute nominee(s) as the Board of Directors recommends. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

        The following tables set forth information with respect to each Class III Director, all of whom are nominees for re-election at the Meeting, and with respect to incumbent Directors in Classes I and II of the Board of Directors whose term extends beyond the Meeting.

Name and Age	Year First Elected Director	Positions with the Company	Business Experience During the Past Five Years
	CLASS III DIRECTORS (Terms Expire 2004)
Harold Glenn Campbell (53)	2000	Director	Former Financial Advisor, Merrill Lynch Pierce Fenner & Smith; President and Chief Executive Officer, Farmers State Bank, Booneville, Kentucky 1983-2000
William A. Combs, Jr. (63)	2000	Director	Chairman of the Board,
			Dupree Mutual Funds; Secretary/Treasurer and Director, Mercedes-Benz of Cincinnati; Secretary/Treasurer and Director, Ellerslie Corporation d/b/a Freedom Dodge Chrysler Plymouth Lexington; partner, Lexland LLC (real estate development company)
Dr. Kenneth L. Gerson (73)	2000	Director	Physician (Gerson & Greisner M.D.)
Tommy R. Hall (66)	2000	Director	President, T. Hall Properties LLC
Richard S. Trontz (49)	2000	Director	Owner, Hopewell Farm and Bluegrass Bloodstock Agency (bloodstock services and equine insurance)

Name and Age	Year First Elected Director	Positions with the Company	Business Experience During the Past Five Years
William T. Vennes (63)	2000	Director	Retired Vice President and General Manager of the Imaging Solutions Division, Lexmark International, Inc.
	CLASS I DIRECTORS (Terms Expire 2006)
R. Douglas Hutcherson (56)	2003	Director, President and Chief Executive Officer	President and Chief Executive Officer of the Company since December 1, 2003; President and Chief Executive Officer of First Security Bank since December 1, 2003; Previously with Bank One, NA in Louisville, Kentucky [First Vice President and Credit Process Manager (2002 - 2003); Senior Vice President and Credit Support Manager (1999 - 2002); Senior Vice President and Senior Portfolio Manager (1997 - 1999)]
Dennis Anderson (52)	2000	Director	Owner, Dennis Anderson Real Estate, Inc. (real estate development and investment company)
Erle Levy (70)	2000	Director	Owner, Kentucky Lighting and Supply, Inc.

Name and Age	Year First Elected Director	Positions with the Company	Business Experience During the Past Five Years
Dr. Ira P. Mersack (63)	2000	Director	Physician (Dermatology Associates of Kentucky, P.S.C.); Partner, Margaux Farm LLC; Partner DAK Properties
D. Woodford Webb, Jr. (35)	2000	Director	Attorney (Webb, Hoskins, Glover & Thompson, P.S.C.); President, The Webb Companies
	CLASS II DIRECTORS (Terms Expire 2005)
Len Aldridge (66)	2000	Director	Vice President, Limited Partners of Lexington, Inc. (real estate management company)
Julian E. Beard (66)	2000	Chairman Emeritus and Founder	Director, Economic Development, Lexington-Fayette Urban County Government; Former Chief Financial Officer, Hopewell Farm and Bluegrass Bloodstock Agency; Retired President and Chief Executive Officer of the Company; Retired President and Chief Executive Officer of First Security Bank

Name and Age	Year First Elected Director	Positions with the Company	Business Experience During the Past Five Years
A.F. Dawahare (71)	2000	Director	President and Chief Executive Officer, Dawahare's, Inc. (retail clothier)
Robert J. Rosenstein (51)	2000	Director	President, Shopper's Village Liquors, Inc. (d/b/a The Liquor Barn); Commercial real estate developer
Kathy E. Walker (45)	2000	Director	Owner, Elm Street Resources, Inc. (coal sales agency)

        Since the last annual meeting of shareholders, John Barlow (age 44, President of Barlow Homes, Inc.), a Class I director; David McCulloch (age 40, Vice President Packaging Systems Division, Schaefer Systems International), a Class I director; Nick Rowe (age 46, Vice President Operations, Kentucky American Water Company), a Class III director; Dr. Ronald Saykaly (age 61, Physician), a Class II director; and John Shropshire (the Company’s former President, who has been succeeded by Mr. Hutcherson) have resigned as directors of the Company. With these changes, the Board of Directors has reduced the size of the Board to sixteen (16).

        None of the nominees or continuing Directors is a director of any other company with a class of securities registered with the Securities and Exchange Commission pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of that Act, or of any company registered as an investment company under the Investment Company Act of 1940.

        In addition to the directors listed in the tables above, Michael Lischin, Donald K. Poole, Irving Rosenstein, Warren W. Rosenthal and Dr. Sibu P. Saha serve as advisory directors of the Company.

BOARD AND COMMITTEE MEETINGS AND FUNCTIONS

        During 2003 there were two standing committees of the Board of Directors of the Company: the Executive Committee and the Audit Committee. There were four standing committees of the Board of Directors of First Security Bank: the Asset Liability Management/Investment Committee, the Director Loan Committee, the Audit Committee and the Executive Committee. During 2004, each Executive Committee was eliminated by its respective Board of Directors.

        The Audit Committee for the Company consists of Directors Anderson, Dawahare, Gerson, Mersack and Walker. The Audit Committee is responsible for appointing, overseeing and determining the levels of compensation of the Company’s independent auditor and reviewing the Company’s internal audit function.

        The Executive Committee for the Company consisted of Directors Aldridge, Beard, Combs, Hutcherson, Rosenstein, Vennes and Webb. The Executive Committee previewed all matters that were brought to the Board of Directors and had the power to exercise the authority of the Board except for such actions as were required by law to be effected by the entire Board of Directors.

        During 2003, the Company’s Board of Directors held 12 meetings; its Executive Committee held 12 meetings and its Audit Committee held 10 meetings. The following Directors attended less than 75% of all meetings of the Company Board of Directors and committees on which they served during the year ended December 31, 2003: Messrs. Campbell (who attended 65%), McCulloch (who attended 50%), and Mersack (who attended 55%).

        The Company does not have a standing compensation committee or a nominating committee. The functions of a nominating committee are performed by the full Board of Directors. Each of the members of the Board of Directors, with the exceptions of Mr. Hutcherson and Mr. Beard, is independent, as director independence is defined under the National Association of Securities Dealers (NASD) listing standards. In determining the impact of a credit relationship on a director’s independence, we presume that extensions of credit that comply with Regulation O are consistent with director independence.

        Until now, the Board of Directors believed it was appropriate not to have a nominating committee. First Security Bank was organized as a de novo bank in 1997, and the Company was formed as its holding company in 2000. Continuity on the Board was considered important as the organization established itself and developed its business, and it was the practice of the Board of Directors to consider first candidates who are existing directors when selecting nominees. With this practice, the Company has not had a charter under which the Board acts when it performs the functions of a nominating committee. Each of the nominees named in this proxy statement that the Board of Directors intends to nominate for election at the Meeting is currently serving as a director, and has been recommended for reelection by the directors, both non-management and management.

        The Board of Directors is in the process of developing procedures under which a nominating committee composed of independent directors will be established to identify, evaluate and recommend candidates for nomination by the Board of Directors. The Board of Directors intends to have these procedures in place by the Meeting date. In any case, the Board of Directors will consider nominees recommended by shareholders. A shareholder desiring to submit such a recommendation to the Board of Directors for consideration at the 2005 Meeting should send written notice of the recommendation to the Secretary of the Company at the Company’s principal executive offices prior to December 15, 2004.

        The Company does not have a formal process for shareholders to send communications to the Board of Directors. As a community banking organization, the Board of Directors has not viewed it necessary to adopt a formal process; all directors are open to receiving communications from shareholders. The Board of Directors welcomes communications from shareholders. Shareholders may send communications to the Board of Directors or to any director in particular, in care of the

Company.   Any correspondence addressed to the Board of Directors, or to any director in particular will be forwarded by us to the addressee, without review by management.

        While not a formal policy, it is our practice that directors attend the annual meeting of shareholders. Fourteen directors of the Company were in attendance at the 2003 Annual Meeting of Shareholders.

SHARE OWNERSHIP BY DIRECTORS, EXECUTIVE
OFFICERS AND CERTAIN BENEFICIAL OWNERS

        The following table sets forth, as of April 1, 2004, information about the number and percentage of shares of Company common stock beneficially owned by Company directors and executive officers, and by all Company directors and executive officers as a group, as well as information regarding the only persons known by the Company to own 5% or more of the outstanding shares of Company common stock. The table shows separately, and in total, the number of outstanding shares owned as of April 1, 2004 and the number of shares that can be acquired under options and warrants which are considered to be beneficially owned because the options and warrants are exercisable on or within 60 days of April 1, 2004. Except as otherwise indicated, all shares are owned directly, and the named persons possess sole voting and investment power with respect to all indicated shares.

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Amount and Nature of Beneficial Ownership as of April 1, 2004

Name of Beneficial Owner	Outstanding Stock		Shares Acquirable Within 60 Days (1)	Total Beneficial Ownership	Percent of Class*
Len Aldridge	48,425	(2)	3,500	51,925	3.32
Dennis R. Anderson	39,920	(3)	3,500	43,420	2.78
Julian E. Beard	14,880	(4)	18,500	33,380	2.12
Harold Glenn Campbell	52,000	(5)	3,500	55,500	3.55
William A. Combs, Jr.	42,680		3,500	46,180	2.96
A.F. Dawahare	25,896	(6)	3,500	29,396	1.88
Dr. Kenneth L. Gerson	15,680		3,500	19,180	1.23
Tommy R. Hall	30,035	(7)	3,500	33,535	2.15
R. Douglas Hutcherson	500		0	500	0.03
Erle L. Levy	17,680	(8)	3,500	21,180	1.36
Dr. Ira P. Mersack	35,494	(9)	3,500	38,994	2.50
Robert J. Rosenstein	35,854	(10)	3,500	39,354	2.52
John G. Sullivan	0		0	0	--
Richard S. Trontz	26,922		3,500	30,422	1.95
William T. Vennes	42,680		3,500	46,180	2.96
Kathy E. Walker	21,250		3,500	24,750	1.58
D. Woodford Webb, Jr.	18,930		3,500	22,430	1.44
All Directors and Executive Officers as a group	468,826		67,500	536,326	32.98%**
5% Shareholders:
Donald K. Poole 1999 Richmond Road Lexington, Kentucky 40502	196,242		3,500	199,742	12.79%
Warren W. Rosenthal P.O. Box 54826 Lexington, Kentucky 40555	82,146		3,500	85,646	5.48%

* Any shares reflected under the heading "Shares Acquirable Within 60 Days" for a named beneficial owner are deemed outstanding for purposes of computing the percentage of outstanding shares of Company common stock owned by suchperson but are not deemed outstanding for purposes of computing the percentage ownership of any other person.
** All shares reflected under the heading "Shares Acquirable Within 60 Days" are deemed outstanding for purposes of computing this percentage.
1  Reflects shares of which the named persons may be deemed to be beneficial owners as a result of rights they may exercise, within sixty days of April 1, 2004, to acquire beneficial ownership of such reflected shares.
2  Includes 15,125 shares held by Brookhaven Trust Properties of which Mr. Aldridge is a co-trustee.
3  Includes 10,000 shares held in an individual retirement account for the benefit of Mr. Anderson.
4  Includes 14,680 shares held in an individual retirement account for the benefit of Mr. Beard.
5  Shares are held by the Harold Glenn Campbell Trust.
6  Shares are held by the S F Dawahare Limited Partnership.
7  Includes 2,680 shares held by the Tommy R. and Linda R. Hall Dynasty Trust.
8 Shares are jointly owned by Mr. Levy's wife, Sara Levy.
9  Includes 15,000 shares held for the benefit of Dr. Ira Mersack by National City Bank as Custodian for both the Dermatology Associates of Kentucky, P.S.C. Profit Sharing Plan and Pension Plan.
10 Includes 8,844 shares held by the Robert J. Rosenstein Revocable Trust; 7,000 shares held by the Rosenstein Family Charitable Foundation; and 10 shares held by Mr. Rosenstein as custodian for his son, Ross J. Rosenstein.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended (“Section 16”), requires the Company’s Directors and certain officers and beneficial owners of Company common stock (collectively, the “reporting persons”) to file with the Securities and Exchange Commission (the “SEC”) reports of ownership and changes in ownership of Company common stock. The reporting persons are required to furnish the Company with copies of all reports filed pursuant to Section 16.

        Based solely upon a review of such reports received by it, or written representations from certain reporting persons that no Form 5 reports were required for those persons, the Company believes that, during fiscal 2003, all filing obligations applicable to the reporting persons were satisfied.

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EXECUTIVE COMPENSATION AND CERTAIN TRANSACTIONS

        The following table summarizes compensation information for each person who served as the Chief Executive Officer or acting CEO of the Company during 2003 and the other executive officers of the Company in 2003 with annual compensation in excess of $100,000 (the named executive officers).

Summary

Name and Principal Position	Fiscal Year	Annual Salary	Compensation* Bonus	Long-Term Compensation Shares Underlying Options	All Other Compensation**
R. Douglas Hutcherson President and Chief Executive Officer, First Security Bancorp and First Security Bank	2003 2002 2001	$12,500 --- ---	$50,000 --- ---	20,000 --- ---	$1,518.50 --- ---
John G. Sullivan Executive Vice President and Chief Financial Officer, First Security Bancorp and First Security Bank; Acting CEO from September 2003 through November 2003	2003 2002 2001	$73,526 --- ---	$22,500 --- ---	--- --- ---	$5,539.35 --- ---
John S. Shropshire Formerly President, CEO and Chairman of the Board of Directors, First Security Bancorp and First Security Bank***	2003 2002 2001	$140,000 140,000 125,000	$17,000 17,500 15,000	--- 10,000 ---	$15,397.75 13,750.14 6,208.14
Andrew C. Hils Formerly Executive Vice President and Chief Credit Officer, First Security Bank****	2003 2002 2001	$120,000 57,500 ---	$27,500 30,000 ---	--- 3,500 ---	$8,931.17 3,327.80 ---

_________________

*Annual Compensation does not reflect perquisites which, in the aggregate, are less than 10% of the officer’s salary and bonus. For Mr. Hutcherson, whose employment with First Security Bank commenced December 1, 2003, the salary and bonus sums set forth below represent the monies paid Mr. Hutcherson in that regard during 2003. Mr. Hutcherson’s annual salary with First Security Bank is $150,000. For Mr. Sullivan, whose employment with First Security Bank commenced April 7, 2003, the salary and bonus sums set forth below represent the monies paid Mr. Sullivan in that regard during 2003. Mr. Sullivan’s annual salary with First Security Bank is $100,000.
** Represents the amounts contributed by First Security Bank to the named participants’ accounts in the First Security Bank 401(K) Profit Sharing Plan (in 2003, Mr. Hutcherson $0, Mr. Sullivan $0, Mr. Shropshire $6,530.31, Mr. Hils $0) and the cost of group health, term life and long term disability insurance premiums paid by the Company for such individuals (in 2003, Mr. Hutcherson $0, Mr. Sullivan $5,539.35, Mr. Shropshire $8,867.44, Mr. Hils $8,931.17); the amount paid to Mr. Hutcherson in lieu of his participation in the 401(k) Profit Sharing Plan ($958.78); and the housing allowance provided Mr. Hutcherson in connection with his relocation to Lexington, Kentucky ($559.72)
*** Mr. Shropshire resigned his positions with the Company and First Security Bank effective September 1, 2003.
**** Mr. Hils resigned his position with First Security Bank effective January 30, 2004.

        The following table provides information concerning individual grants of options to purchase the Company’s common stock made to the named executive officer in 2003:

OPTION GRANTS IN 2003

Name	Number of Shares Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh.)	Expira– tion Date(1)	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term 5%($) 10%($)
R. Douglas Hutcherson	20,000	100%	14.00	Dec. 1, 2013	14,000 28,000

(1)     Twenty percent (20%) of the options granted become exercisable annually beginning September 15, 2004 for as long as Mr. Hutcherson remains in the employ of First Security Bank. If his employment is terminated without cause or because his employment agreement is not renewed, vesting will accelerate so that the options may be exercised within 30 days following termination of employment.

        The following table provides information concerning stock option exercises by the named executive officer in 2003 and the value of unexercised options held by the named executive officers at December 31, 2003:

OPTION EXERCISES IN FY 2003 AND FY-END OPTION VALUE

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Shares Underlying Unexercised Options at FY End (#) Exercisable/Unexercisable	Value of Unexercised In– the–Money Options at FY End ($/share)(1) Exercisable/Unexercisable
John S. Shropshire	12,000 2,000	$ 51,000(2) 4,000(2)	0/0	0/0
R. Douglas Hutcherson	0	0	0/20,000	0/$40,000
Andrew C. Hils	0	0	0/3,500	0/0(3)

(1)Value is calculated as the difference between the last sale price as furnished by the National Association of Securities Dealers (NASD) on December 31, 2003 and the option price.
(2) Value is calculated as the difference between the last sale price as furnished by the National Association of Securities Dealers (NASD) on the exercise date and the option price.
(3)Unexercised value is shown as $0 since the option price is greater than the last sale price on December 31, 2003.

Employee Benefit Plans

        First Security Bank offers all full-time officers and full-time employees group life and medical and dental insurance coverage. First Security Bank also has a defined contribution 401(k) retirement plan which covers employees that meet certain age and length of service requirements. First Security Bank currently contributes to the 401(k) plan through a one hundred percent (100%) match of employee contributions up to 4.0% of employee compensation. First Security Bank also sponsors a Section 125 Cafeteria Plan that provides the employee the opportunity to use pre-tax dollars to pay for approved benefits instead of paying for these benefits using after-tax dollars.

        Under the Company’s Stock Award Plan, 200,000 shares of Company common stock are available for issuance under options which may be granted between 2000 and 2010. Both incentive stock options and non-qualified stock options may be issued under the Stock Award Plan, as well as restricted stock awards and stock appreciation rights. The purposes of the Stock Award Plan are to enable the Company to attract, retain and provide incentives for outstanding employees, Directors and Advisory Directors for the Company and First Security Bank, to reward excellent performance by employees and to further the growth, development and financial success of the Company. The Company Board of Directors administers the Stock Award Plan.

Employment Agreements

        The Company and First Security Bank have an employment agreement, dated December 1, 2003, with R. Douglas Hutcherson, pursuant to which he serves as President and Chief Executive Officer of the Company and First Security Bank. The employment agreement has an initial three year term that commenced December l, 2003, and is subject to one year extensions each December 1 starting December 1, 2004. Mr. Hutcherson’s base salary under the employment agreement is $150,000, annually, subject to increase by the Board of Directors of First Security Bank. He is also entitled to life insurance benefits and a car and country club allowance and to participate in the Company’s employee benefit or welfare plans, and his performance will be reviewed on an annual basis, as a result of which he may be eligible for annual salary increases, bonuses, and/or additional stock options as approved by the Board of Directors of the Bank at its discretion.

    Mr. Hutcherson received a $50,000 signing bonus and the Company granted him an option to purchase 20,000 shares of the Company at $14 per share. First Security Bank agreed to provide Mr. Hutcherson relocation benefits (a housing allowance and moving expenses), and to compensate him for any loss he suffers if he is unable to sell his residence in Louisville, Kentucky at its fair market value.

    Mr. Hutcherson will be entitled to severance pay equal to his salary and certain continuing benefits for nine months if the Company or the Bank terminates the employment agreement without cause. If Mr. Hutcherson terminates the employment agreement at or after a Change in Control because of a material breach or because his duties, authority or responsibilities are materially altered, then he will be entitled to continue to receive his salary for the remainder of the term of the agreement, as if it had not been terminated, and will be entitled to certain continuing benefits for six months or until he obtains other employment. First Security Bank may condition severance payments and benefits on the receipt of a release. Mr. Hutcherson will be subject to a non-compete agreement during the period he receives severance.

        Under the employment agreement, a “Change in Control” is generally defined to include a share exchange or merger of First Security Bank if the Company will not own 100% of the surviving bank or of the Company if the Company’s shareholders will not own, in substantially the same proportions, at least a majority of the Company’s voting shares outstanding immediately following the transaction; a sale or other disposition of all or any substantial part of the assets of the Company or its subsidiary followed by a liquidation of the Company; and the approval of the Board of Directors or the shareholders of any of these transactions. The term also includes a change in the membership of the Board of Directors of the Company or First Security Bank that results in a majority of the board members not being Continuing Directors, where a Continuing Director is a director who was serving on the board on the date of the employment agreement or a successor who is recommended or elected by a majority of the Continuing Directors.

        We had a letter employment agreement with John Shropshire, who served as our Chairman of the Board, President and Chief Executive Officer until August 31, 2003, which addressed his salary, benefits and severance pay. On July 7, 2003, we entered into a separation agreement with Mr. Shropshire under which we paid him a $17,000 bonus for the year 2000-2001 and agreed to pay him six months’ severance (salary and benefits) and agreed to pay the COBRA premium for his continued coverage under First Security Bank’s group health and dental plans for one year or until he obtains new employment with substantially similar insurance coverage, whichever first occurs. The separation agreement included a release by Mr. Shropshire, and his agreement not to solicit customers or clients of First Security Bank or the Company for one year.

Compensation of Directors

        Directors of the Company and First Security Bank have never received fees for their services in such capacity. In light of such fact, the Company Board of Directors determined in 2002 that the Company would each year grant each Director not a Company or First Security Bank employee, and certain Advisory Directors, options under the Company’s Stock Award Plan. The Company granted each non-employee Director a stock option for 1500 shares, at an exercise price of $20.25 per share, in 2002; and a stock option for 1000 shares, at an exercise price of $19.55 per share, in 2003. These options have a term of 5 years.

Certain Transactions With Management

        First Security Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with some of its directors, officers, and employees and their associates. All of such transactions have been on the same terms, including interest rates, maturities and collateral requirements as those prevailing at the time for comparable transactions with non-affiliated persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

        First Security Bank entered into a twenty (20) year lease with LEX/108, LLC dated April 2, 2001 for the lease of land and improvements thereon in Palomar Centre in Lexington, Kentucky for the purpose of a First Security Bank branch office. First Security Bank will pay monthly rental of $5,600 for the first two years of the lease term, with the monthly rental increasing $200 every two years of the lease term (except for the fifteenth and sixteenth years when the monthly rental increases

$400 over the previous two-year period). First Security Bank may extend the lease term an additional twenty (20) years in which event monthly rental would increase four percent (4%) annually. First Security Bank is also obligated to pay the cost of all insurance, taxes and utilities associated with the property as well as a pro rata portion of the maintenance costs for the Palomar Centre. Company Director D. Woodford Webb, Jr. is a member of LEX/108, LLC.

OTHER INFORMATION ABOUT MANAGEMENT

Executive Officers and Significant Employees

        Executive officers are elected and serve at the pleasure of the Board of Directors. The following identifies the executive officers and significant employees of the Company and all positions held with the Company and First Security Bank. Information about their ages as of April 1, 2004 and their principal occupations for the last five years is also presented for all of them except R. Douglas Hutcherson, whose age and previous occupations are discussed on page 5. Mr. Hutcherson serves as the President and Chief Executive Officer and a director of the Company and First Security Bank.

        Don Shannon (64) has been with First Security Bank since May 2001 and currently serves as Executive Vice President and Senior Lending Officer. Prior to this time, he served as a Vice President of Bank One.

        John G. Sullivan (53) has been with First Security Bank since April 2003 and currently serves as Executive Vice President and Chief Financial Officer. He also serves as Executive Vice President and Chief Financial Officer of the Company. Prior to this time, he served as a self employed consultant (2002 – 2003), a consultant to Whitaker Bank Corporation (2000 – 2002) and Managing Director — Acquisitions, American Commercial Holdings, Inc. (1997 — 2000).

        David Chrisman (47) has been with First Security Bank since November 2002 and currently serves as Senior Vice President and Chief Credit Officer. Prior to this time, he served as Industrial Sales Manager, Safety Kleen Environmental Systems.

        Dave Donaldson (51) has been with First Security Bank since March 2004 and currently serves as Senior Vice President, Head of Marketing and Retail Banking. Prior to this time, he served as President of Win-Win Solutions, Inc.

        Brady Ratliff (57) has been with First Security Bank since May 2002 and currently serves as First Vice President and President, First Security Mortgage. Prior to this time, he served as President, First Mortgage Company of Kentucky, Inc.

        Linda Critchfield (55) has been with First Security Bank since January 2001 and currently serves as Vice President and Head of Operations. Prior to this time, she served as Systems Administrator/Human Resources/Accounting at Critchfield Meats, Inc.

        Sallylyn Williams (48) has been with First Security Bank since November 1997 and currently serves as Assistant Vice President and Human Resources Officer.

        John S. Shropshire (55), formerly Chairman, President and CEO, was with the Company and First Security Bank from June 2000 to September 1, 2003. Prior to that time he was the President and CEO, Central Kentucky Region of Community Trust Bank (1998 — 2000).

        Andrew C. Hils (41), formerly Executive Vice President and Chief Credit Officer, was with First Security Bank from July 2002 to January 2004. Prior to this time, he was the owner of CFONow LLC (2000 – 2002) and the Managing Director of Capital Alliance LLC (1999 — 2000).

        R. Greg Kessinger (54), formerly Executive Vice President and Chief Operating Officer, was with First Security Bank from April 1997 to January 2003.

INDEPENDENT PUBLIC ACCOUNTANTS

Report of the Audit Committee

        The Audit Committee of the Company is made up of five Directors, none of whom are employees of the Company or First Security Bank. All members of the Audit Committee are independent, as independence is defined for audit committee members in the National Association of Securities Dealers listing standards. The Audit Committee has adopted a written charter for the Audit Committee which has been approved and adopted by the Board of Directors and is reviewed and reassessed annually by the Audit Committee. A copy of the Audit Committee Charter was included with the proxy statement for the 2003 Annual Meeting of Shareholders.

        The following Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Audit Committee Report by reference therein.

        The Committee assists the Board of Directors in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements, (3) the qualifications, performance and independence of the Company’s independent external auditors and (4) the performance of the Company’s internal audit function.

        Management is responsible for the preparation and integrity of the Company’s financial statements. The Committee reviewed the Company’s audited financial statements for the year ended December 31, 2003 and met with both management and the Company’s external auditors to discuss those financial statements, including the critical accounting policies on which the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

        Crowe Chizek and Company LLC, the Company’s independent auditor, has provided the Audit Committee with assurance of its independence (as required by Independence Standards Board Standard No. 1). The Audit Committee also met with Crowe Chizek and Company LLC and discussed its independence, the results of its audit and other matters required to be discussed by applicable accounting standards (including Statement on Auditing Standards 61).

        The Audit Committee has considered whether the provision of services to the Company by Crowe Chizek and Company LLC, beyond those rendered in connection with the audit and review of financial statements, is compatible with maintaining the independence of such firm.

        The Audit Committee has reviewed and discussed with management the audited financial statements that will appear in the Company’s 2003 Annual Report on Form 10-K.

        The Audit Committee recommended to the Board of Directors that the financial statements for 2003 be included in the Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

        Dr. Kenneth L. Gerson, Audit Committee Chairman
        Dennis R. Anderson
        A.F. Dawahare
        Dr. Ira P. Mersack
        Kathy E. Walker

Audit Fees

        The aggregate fees incurred for professional services rendered for the audit of the Company’s annual financial statements for the years ended December 31, 2003 and 2002 were $56,200 and $51,050, respectively.

Audit-Related Fees

        The aggregate fees incurred for professional services rendered for audit-related services by Crowe Chizek and Company LLC for the years ended December 31, 2003 and 2002 were $6,075 and $850, respectively. These services included an FHLB Collateral Opinion and, in 2003, additional services related to CFO Transition, S8 Registration Statement and option accounting.

Tax Fees

        The aggregate fees incurred for professional services rendered for tax-related services by Crowe Chizek and Company LLC for the years ended December 31, 2003 and 2002 were $9,005 and $6,895, respectively. Fees for both periods related to tax return preparation, estimated payments and various other sundry tax matters.

All Other Fees

        The aggregate fees incurred for professional services rendered by Crowe Chizek and Company LLC, other than the services covered under the captions “Audit Fees”, “Audit-Related Fees”, and “Tax Fees” for the years ended December 31, 2003 and 2002 were $3,170 and $4,385, respectively. In 2002, these fees related to Sarbanes-Oxley consultations; and, in 2003, to strategic planning and evaluation of strategic alternatives.

Appointment of Auditors

        The Audit Committee is responsible for appointing, setting compensation and overseeing the work performed by the Company’s independent auditor. The Audit Committee has approved the issuance of a request for proposals respecting the provision of independent accountant services for the Company in 2004. On March 24, 2004, the Audit Committee recommended and the Board of Directors approved the engagement of BKD, LLP as the Company’s independent accountant for 2004. On March 30, 2004, the Company notified Crowe Chizek and Company LLC of this change and that it would not be engaged for 2004.

        Crowe Chizek and Company LLC has served as the independent public accountants of First Security since 1997. In connection with the audits of the two fiscal years ended December 31, 2003 and 2002, there have been no disagreements with Crowe Chizek and Company LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events. Crowe Chizek and Company LLC audit reports on the financial statements of the Corporation as of and for the years ended December 31, 2003 and 2002 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles

        Representatives of Crowe Chizek and Company LLC and BKD, LLP are expected to be present at the Meeting, and they will have an opportunity to make a statement, if they so desire, and will be available to respond to questions.

        The policies and procedures adopted by the Audit Committee regarding the use of the independent auditor for permissible non-audit services are contained in the Audit Committee Charter. In addition to identifying non-audit services for which the independent auditor cannot be engaged contemporaneously with the audit, these preapproval policies require members of Audit Committee to pre-approve all auditing services which may entail providing comfort letters in connection with securities underwritings and pre-approve all permissible non-audit services, including tax services, that exceed in the aggregate $10,000 in any fiscal year that are provided by the auditors to the Corporation or its affiliate.

SHAREHOLDER PROPOSALS

        In order for shareholder proposals for the 2005 Annual Meeting of Shareholders to be eligible for inclusion in the Company’s Proxy Statement, they must be received by the Company at its principal office in Lexington, Kentucky prior to December 15, 2004. Shareholder proposals submitted after March 1, 2005, will be considered untimely, and the proxy solicited by the Company for next year’s annual meeting may confer discretionary authority to vote on any such matters without a description of them in the proxy statement for that meeting.

OTHER BUSINESS

        The Board of Directors does not know of any other business to be presented to the Meeting and does not intend to bring other matters before the Meeting. However, if any other matters properly come before the Meeting, proxies in the accompanying form, when properly executed and returned, will be voted in respect thereof at the discretion of the persons named in the accompanying proxy in accordance with their best judgment. No shareholder has informed the Company of any intention to propose any other matter to be acted upon at the Meeting. Accordingly, the persons named in the accompanying proxy are allowed to exercise their discretionary authority to vote upon any such proposal without the matter having been discussed in this proxy statement.

By Order of the Board of Directors
John G. Sullivan Secretary/Treasurer

Lexington, Kentucky
April 15, 2004

[X] PLEASE MARK VOTES	REVOCABLE PROXY
AS IN THIS EXAMPLE	FIRST SECURITY BANCORP, INC.	With- For All For hold Except

               ANNUAL MEETING OF SHAREHOLDERS
                                         MAY 18, 2004

     The undersigned hereby constitutes and appoints Dennis R. Anderson and Robert J. Rosenstein, or either of them, as proxies, each with full power of substitution, to vote the number of shares of common stock of First Security (Bancorp, Inc. (“Bancorp”) which the undersigned would be entitled to vote if personally present at the Annual Meeting of the shareholders of Bancorp to be held in the Meeting Room of the SpringHill Suites, 863 South Broadway, Lexington, Kentucky, on Tuesday May 18, 2004 at 10:00 a.m. local time, and at any adjournment or postponement thereof (the “Meeting”), upon the following matters:

1. ELECTION OF DIRECTORS:To elect the fol- [ ] [ ] [ ]
    following six (6) persons as directors of
    Bancorp to serve for terms expiring with
    the Annual Meeting of shareholders in 2007 or until their successors are elected and qualify:
     Harold Glenn Campbell, William A. Combs, Jr.,
    Dr. Kenneth L. Gerson, Tommy R. Hall, Richard S. Trontz
    and William T. Vennes.
INSTRUCTION: To withhold authority to vote for any individual nominee, mark
“For All Except” and write that nominee’s name in the space provided below.

2. OTHER MATTERS:  In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

    This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted for all persons set forth in Proposal 1 and for Proposal 2 above.

    Please print and sign exactly as your name appears on stock certificate. When shares are held jointly, both should sign. When signing as attorney, executro, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership or similar entity, please sign in entity name by authorized person.

    THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FIRST
SECURITY BANCORP, INC. AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

Please be sure to sign and date
this Proxy in the box below.

        _________________
        Date
        _________________

Shareholder sign above — Co-holder (if any) sign above

Detach above card, sign, date and mail in postage paid envelope provided. FIRST SECURITY BANCORP, INC.

PLEASE ACT PROMPTLY SIGN, DATE &MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.